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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                _______________


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) - July 30, 2001


                                _______________


                             TRIAD HOSPITALS, INC.
            (Exact name of registrant as specified in its charter)



          DELAWARE                        000-29816            75-2816101
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
       Incorporation)                                        Identification No.)

      13455 Noel Road, Suite 2000                                  75240
            Dallas, Texas                                       (Zip Code)
(Address of principal executive offices)



                                 (972) 789-2700
              (Registrant's telephone number, including area code)


                                _______________

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Item 5.  Other Events.

         On July 30, 2001, Triad Hospitals, Inc. issued the press release attached as an exhibit to this current report on Form 8-K.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibit.

         99.1  Press Release issued by Triad Hospitals, Inc. on July 30, 2001.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRIAD HOSPITALS, INC.



                              By:   /s/ Donald P. Fay
                                  --------------------------------
                                  Donald P. Fay
                                  Executive Vice President,
                                    Secretary and General Counsel



Date: July 30, 2001

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                                 EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99.1             Press Release issued by Triad Hospitals, Inc. on July 30, 2001.

                                       4